May 10, 2005

Gulf South Bank
Conference

Exhibit 99.1

Forward-Looking Statements

     This presentation may include forward-looking statements
containing expectations about future conditions and descriptions of future plans and strategies.  Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ from those expressed in the forward-looking statements are available in our Annual Report on Form 10-K for the year ended December 31, 2004.  Whitney does not intend, and
undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

Soundness

Profitability

Growth

Whitney’s Corporate Philosophy

In that order of priority

Asset

Quality

Nonperforming Assets

$17.3

$16.4

$16.8

$17.5

$25.0

$34.8

$42.1

$30.4

$26.1

Credit Quality

Percent Net Charge-offs to Average Loans

Credit Quality

Percent Net Charge-offs to Average Loans

Nonperforming Assets

$17.3

$16.4

$16.8

$17.5

$25.0

$34.8

$42.1

$30.4

$26.1

$24.5

Portfolio Mix - 1Q2005

Commercial and
Industrial

42%

Commercial Real
Estate

40%

Residential Mortgages

12%

Consumer

6%

Oil and Gas-Related Loans – 1Q2005

(dollars in millions)

Other

15%

Support/Sales

13%

Transportation

26%

$68

$131

$78

$86

$151

Pre-Drill Services

17%

Exploration/

Production

29%

Hospitality Industry Loans – 1Q2005

(dollars in millions)

Hotels/Motels

Restaurants/Bars

38%

62%

$166

$101

Allowance for
Loan Losses
Methodology

Credit Risk Management

  Credit Policy Committee

  Lending Officers/Risk Ratings

    Process

  Credit Review Function

Allowance for Loan Loss Components

  Allowances for Criticized Loans

  Allowances for Loans with

   Acceptable Credit Quality

Allowances Based on Economic

  Conditions or Other Factors

It is Just a
Computed
Number!

Key Interest Rates Over Last Four Years

Loan Growth

$2.3

$2.8

$3.2

$3.6

$4.2

$4.5

Growth:   23%     20%      14%     14%      18%       6%      (2)%      5%       13%      14%

$4.4

$4.6

$5.2

$5.6

Deposit Growth

$3.8

$4.0

$4.2

$4.5

$4.9

$5.5

Growth:  4%       3%         7%       7%        9%       13%       4%       3%        7%       8%

$5.8

$5.9

$6.3

$6.6

Net Interest Income

$204.1

$223.0

$234.8

$249.4

$273.2

$285.2

Growth:    4%            9%                  5%        6%       10%       4%         5%       - %         9%

$300.1

$300.1

4.68%

4.92%

4.92%

4.83%

4.73%

4.52%

4.62%

4.47%

NIM

$326.2

4.45%

Noninterest Income

$45.6

$55.2

$61.7

$68.9

$75.1

$91.2

Growth:     12%     21%      12%      12%       9%       21%      (7)%      5%        (8)%

* Includes impact of merchant business sale in 2001

$85.2

$82.5

*

*

$89.5

Components of Noninterest Income

(dollars in millions)

2004

2003

  Service charges on

      deposit accounts

$

37.1

$

38.3

(3)

%

  Secondary mortgage

      market operations

4.9

11.2

(56)

  Bank card fees

10.3

9.2

12

  Trust service fees

9.0

8.1

10

  Other noninterest income

21.1

21.8

(3)

  Securities transactions

.1

.9

(92)

       Total noninterest income

$

82.5

$

89.5

(8)

%

Growth

Noninterest Expense

$173.4

$183.3

$207.6

$207.8

$223.2

$239.1

$242.9

%

Change:  9%                   6%       13%      - %        7%        7%        (3)%      5%       7%

$230.9

$260.3

Components of Noninterest Expense

(dollars in millions)

2004

2003

Growth

Employee compensation

$

119.7

$

114.0

5

%

Employee benefits

29.7

27.4

8

  Total personnel expense

149.4

141.4

6

Net occupancy expense

20.5

19.5

5

Equipment and data

   processing expense

17.6

17.3

2

Telecommunication and postage

8.8

8.6

3

Corporate value and franchise taxes

7.5

7.1

6

Legal and professional fees

5.9

6.0

(1)

Amortization of intangibles

5.7

5.3

6

Other noninterest expense

44.9

37.7

19

  Total noninterest expense

$

260.3

$

242.9

7

%

Financial Performance

($ in millions, except per share data)

Condensed Income Statement

2004

2003

Growth

Net interest income (TE)

$

326

$

300

9

%

Noninterest income

83

90

(8)

Total revenue (TE)

409

390

5

Noninterest expense

260

243

7

Provision for loan losses

2

(4)

157

Net income

$

97

$

99

(1)

%

Basic EPS

$

2.38

$

2.47

(4)

%

Diluted EPS

$

2.35

$

2.44

(4)

%

Excellent Financial Performance

($ in millions, except per share data)

Continues in 2005

         First Quarter

2005

2004

Growth

Net interest income (TE)

$

89.9

$

78.7

14

%

Noninterest income

21.4

20.9

2

Total revenue (TE)

111.3

99.6

12

Noninterest expense

66.3

62.0

7

Provision for loan losses

1.5

(2.0)

175

Net income

$

28.8

$

26.2

10

%

Basic EPS

$

.71

$

.65

9

%

Dilute EPS

$

.70

$

.64

9

%

Geographic Footprint

Whitney Locations

Texas

Louisiana

Mississippi

Alabama

Florida

Whitney Territory – Deposit Exposure

Destin

Tampa

Montgomery

New Orleans

Houston

$84B

$55B

$40B

$198B Total

Equipping

The Whitney Banker

Smart Checking

  Free-With-Direct Deposit

  Free Online Bill Pay

  Free Email Alerts

  No Monthly Fee Visa Platinum

   Check Card

  Free ID Guard Identity Theft

   Assistance

Smart Checking Features

E-Z Pay Card

Outsourcing ATM’s

  90% New ATM’s with Improved

   Reliability

  Color Touch Screens

  More Functionality

  Targeted Contemporary

   Marketing Graphics

Advantages of Outsourcing ATM’s

  New Network Security

   Requirements Compliant

  Pending ADA Requirements

   Compliant

  Extended Service Hours

  More Flexible Deployment

More Advantages of Outsourcing ATM’s

Internally Generated Growth in 2004

($ in millions, except percents)

New

Total

Markets

Percent

Loans

$

560

M

$

340

M

60

%

Deposits

$

250

M

$

115

M

46

%